HEDGING INSTRUMENTS	12 Months Ended
Dec. 31, 2011
HEDGING INSTRUMENTS [Abstract]
HEDGING INSTRUMENTS
NOTE 7:-	HEDGING INSTRUMENTS

To protect against changes in value of forecasted foreign currency cash flows resulting from salaries and other payments that are denominated in NIS, the Company has entered into foreign currency forward contracts. These contracts are designated as cash flows hedges, as defined by ASC 815, as amended, and are considered highly effective as hedges of these expenses.

During the years ended December 31, 2011 and 2010, the Company recognized net income (loss) of $ (146) and $ 1,023, respectively, related to the effective portion of its hedging instruments. The effective portion of the hedged instruments has been included as an offset (addition) of payroll expenses and other operating expenses in the statement of operations.

The ineffective portion of the hedged instrument amounted to $ (8), $ 6 and $ 87 during the years ended December 31, 2011, 2010 and 2009, respectively and has been recorded as financial income (loss).

In accordance with ASC 820, foreign currency derivative contracts are classified within Level 2 as the valuation inputs are based on quoted prices and market observable data of similar instruments. As of December 31, 2011 the fair value of the hedging instruments in the Company's balance sheet constitute a liability of approximately $ 799. As of December 31, 2010 the Company did not have any hedging instruments in the balance sheet.